QUARTERLY FINANCIAL INFORMATION (UNAUDITED)	12 Months Ended
Dec. 31, 2022
QUARTERLY FINANCIAL INFORMATION (UNAUDITED)

N.QUARTERLY FINANCIAL INFORMATION (UNAUDITED)

The following table sets forth selected financial information for all of the quarters, consisting of 53 weeks during the year ended December 31, 2022 and 52 weeks during the year ended December 25, 2021, (in thousands, except per share data):

	First		Second		Third		Fourth
	2022	2021	2022	2021	2022	2021	2022	2021
Net sales	$2,489,313	$1,825,004	$2,900,874	$2,700,541	$2,322,855	$2,093,784	$1,913,697	$2,016,805
Gross profit	478,363	286,554	503,452	421,294	450,176	327,555	357,470	371,564
Net earnings	193,131	104,251	207,853	175,360	172,101	125,747	131,879	147,006
Net earnings attributable to controlling interest	189,703	103,311	203,118	173,382	167,241	121,041	132,589	137,906
Basic earnings per share	3.01	1.67	3.24	2.79	2.68	1.94	2.12	2.21
Diluted earnings per share	3.00	1.67	3.23	2.78	2.66	1.94	2.10	2.21